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                                                                    Exhibit 10.2

                       AMENDMENT TO ACQUISITION AGREEMENT

         This Amendment to Acquisition Agreement (this "Agreement"), dated as of December 1, 1995, is entered into by and between Sierra On-Line, Inc., a Delaware corporation (the "Company"), and the individuals listed on the signature pages hereto (collectively the "Coktel Group" and each individually a "Coktel Group Member").

                                    RECITALS

         A. The Company and the Coktel Group are parties to that certain Acquisition Agreement dated October 13, 1993 (the "Prior Agreement") pursuant to which the Company acquired Coktel Vision, S.A. from the Coktel Group.

         B. The Company and the Coktel Group now desire to amend the Prior Agreement as set forth herein.

                                   AGREEMENT

         In consideration of the foregoing and the other terms and conditions set forth herein, the parties hereto agree as follows:

1.       ISSUANCE OF COMPANY STOCK

         1.1      SHARES

         Upon the terms and subject to the conditions of this Agreement, the Company shall issue to each Coktel Group Member the number of shares of Common Stock of the Company (the "Shares") specified opposite such Coktel Group Member's name on Schedule A hereto, constituting in the aggregate 150,000 shares of Common Stock of the Company.

         1.2      CONSIDERATION

         In consideration for the issuance of the Shares, each Coktel Group Member hereby relinquishes his right to receive any further Earn-out Payments (as defined in the Prior Agreement) pursuant to the Prior Agreement, and the Company's obligation to make Earn-out Payments thereunder is hereby terminated.

2.       RESALE RESTRICTIONS

         2.1      SECURITIES LAWS; COMPLIANCE WITH REGULATION S

         Each Coktel Group Member hereby confirms his understanding that (a) the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the "Act"), or any other U.S., French or other securities laws, (b) the Shares will be issued in reliance on Regulation S promulgated by the U.S. Securities and Exchange Commission and, therefore,
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cannot be sold or transferred unless they are subsequently registered under the
Act or an exemption from such registration is available, and (c) the Shares are subject to resale restrictions as set forth elsewhere in this Section 2. Each Coktel Group Member represents that he is not a U.S. person (as that term is used in Regulation S), is not located in the U.S. and is acquiring the Shares in an offshore transaction, and such Coktel Group Member is not acquiring the Shares for the account or benefit of any U.S. person. Each Coktel Group Member hereby confirms that he has not, in connection with the acquisition of Shares hereunder, offered, sold (including by any short sale), or entered into any transaction (including the purchase of any put or sale of any call) involving the sale or potential sale of the Common Stock of the Company in the United States or to or for the account or benefit of any U.S. person.

         2.2      LEGENDS

         It is understood that the certificates evidencing the Shares may bear legends in substantially the following form:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED IN A TRANSACTION GOVERNED BY REGULATION S PROMULGATED UNDER THE ACT AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESALE RESTRICTIONS AS SET FORTH IN AN AMENDMENT TO ACQUISITION AGREEMENT BETWEEN THE COMPANY AND CERTAIN STOCKHOLDERS, INCLUDING THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

         2.3      RESTRICTED PERIOD

         For a period of six months after the date of this Agreement (the "Restricted Period"), no Coktel Group Member may enter into any transaction, including the purchase of any put or sale of any call or any short sale, involving the sale or potential sale of the Company's Common Stock.

         2.4      HOLDING PERIODS

         From the date of this Agreement until April 1, 1996 (the "First Sale Date"), no Coktel Group Member may sell, assign or otherwise transfer any interest, direct or indirect, in all or any part of the Shares. From and after the First Sale Date until April 1, 1997 (the "Second Sale Date"), each Coktel Group Member may from time to time sell, assign or otherwise


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transfer any interest, direct or indirect, in up to one-third of the Shares set forth opposite such Coktel Group Member's name on Schedule A hereto (adjusted for any stock splits or dividends), but the remaining Shares shall remain subject to the restrictions set forth in the first sentence of this Section 2.4. From and after the Second Sale Date until April 1, 1998 (the "Final Sale Date"), each Coktel Group Member may from time to time sell, assign or otherwise transfer any interest, direct or indirect, in up to two-thirds of the Shares set forth opposite such Coktel Group Member's name on Schedule A hereto (adjusted for any stock splits or dividends), but the remaining Shares shall remain subject to the restrictions set forth in the first sentence of this Section 2.4. From and after the Final Sale Date, the Shares may be freely transferred, subject to the provisions of Regulation S and other applicable securities laws.

         2.5      CHANGE OF CONTROL

         Notwithstanding anything to the contrary contained herein, the Shares may be transferred prior to the expiration of the holding periods specified above in connection with any merger, reorganization, sale of stock or assets or other transaction, in each case which will result in a change in voting control of the Company, in which the other stockholders of the Company are exchanging their shares of Common Stock for other consideration.

3.       EARN-OUT MATTERS

         3.1      1996

         In the event that, as of the date on which the Earn-out Payment relating to the year ending March 31, 1996 would have been required to be made by the Company if such obligation had not been terminated pursuant to this Agreement (the amount thereof being referred to as the "1996 Earn-out Amount"), the aggregate fair market value (as defined below) of 50% of the total number of Shares originally issued under this Agreement (as adjusted for any stock splits or dividends) is less than 80% of such 1996 Earn-out Amount, the Company shall, within ten business days after such date, either (a) issue to the Coktel Group, pro rata according to their respective holdings as set forth on Schedule A hereto, a number of shares of Common Stock with a fair market value (the "1996 Top-up Value") which, when added to the fair market value of such 50% of the total original Shares, is equal to such 80% of the 1996 Earn-out Amount, or (b) pay to the Coktel Group, pro rata according to their respective holdings as set forth on Schedule A hereto, an amount in cash equal to the 1996 Top-up Value, such choice of stock or cash to be made in the sole discretion of the Company.

         3.2      1997

         In the event that, as of the date on which the Earn-out Payment relating to the year ending March 31, 1997 would have been required to be made by the Company if such obligation had not been terminated pursuant to this Agreement (the amount thereof being referred to as the "1997 Earn-out Amount"), the aggregate fair market value (as defined


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below) of 50% of the total number of Shares originally issued under this
Agreement (as adjusted for any stock splits or dividends) is less than 80% of such 1997 Earn-out Amount, the Company shall, within ten business days thereafter, either (a) issue to the Coktel Group, pro rata according to their respective holdings as set forth on Schedule A hereto, a number of shares of Common Stock with a fair market value (the "1997 Top-up Value") which, when added to the fair market value of such 50% of the total original Shares, is equal to such 80% of the 1997 Earn-out Amount, or (b) pay to the Coktel Group, pro rata according to their respective holdings as set forth on Schedule A hereto, an amount in cash equal to the 1997 Top-up Value, such choice of stock or cash to be made in the sole discretion of the Company.

         3.3      FAIR MARKET VALUE DEFINITION

         The term "fair market value" as used in this Section 3 shall mean the average of the last reported sale prices of the Company's Common Stock on the Nasdaq National Market over the ten consecutive trading days ending with and including the date as of which fair market value is being determined.

         3.4      RESTRICTIONS

         No shares of Common Stock issued pursuant to this Section 3 may be sold, transferred or otherwise disposed of until the earlier of (a) six months after the date of issuance or (b) upon a change of control of the Company as described in Section 2.5 above, whichever is earlier.

4.       ENTIRE AGREEMENT; GOVERNING LAW

         This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof, provided that the Prior Agreement shall remain in full force and effect except to the extent modified, superseded or terminated hereby. This Agreement shall be governed by and construed under the laws of France.

5.       NOTICE

         Unless otherwise provided, any notice desired or required to be given hereunder shall be in writing given by personal delivery or certified or registered mail, telegram or confirmed facsimile transmission, addressed, if to the Company, at its address listed on the signature page of this Agreement, and if to the Coktel Group, at the addresses set forth in Schedule A attached hereto, or to such other address as any party shall have previously designated by such a notice. The effective date of any notice or request shall be three days from the date it is sent by the addressor with charges prepaid so long as it is in fact received within five days, or when successful transmission is confirmed if sent by facsimile, or when personally delivered.


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6.       AMENDMENTS

         Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and a majority in interest of Coktel Group. Any amendment or waiver effected in accordance with this Section 6 shall be binding upon each holder of Shares acquired under this Agreement at the time outstanding, each future holder of the Shares, and the Company.

7.       COUNTERPARTS

         This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   SIERRA ON-LINE, INC.


                                   By   /s/ MICHAEL A. BROCHU
                                     ----------------------------------------
                                    Its President
                                       --------------------------------------

                                   Address:  3380 146th Place S.E., Suite 300
                                             Bellvue, WA 98007
                                             Fax:  (206) 649-0214


                                   COKTEL GROUP:


                                         /s/ ROLAND OSKIAN
                                   ------------------------------------------
                                         Roland Oskian


                                         /s/ ARNAUD DELRUE
                                   ------------------------------------------
                                         Arnaud Delrue


                                         /s/ MANUELLE CHAPOULLIE-MAUGER
                                   ------------------------------------------
                                         Manuelle Chapoullie-Mauger


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                                   SCHEDULE A

                             COKTEL GROUP HOLDINGS

Name and Address                                                Number of Shares
----------------                                                ----------------
Roland Oskian                                                         90,000

Arnaud Delrue                                                         30,000

Manuelle Chapoullie-Mauger                                            30,000

         TOTAL                                                       150,000


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